EXHIBIT 10.78

                           TERMINATION AND RELEASE
                      OF PLEDGE AND SECURITY AGREEMENT

      TERMINATION AND RELEASE OF PLEDGE AND SECURITY AGREEMENT, dated as of May 30, 2002, by and among AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation, with offices at Two Bethesda Center-14th Floor, Bethesda, Maryland 20814, (the "Lender") and IGI, INC., a Delaware corporation, IMMUNOGENETICS, INC., a Delaware corporation, IGEN, INC., a Delaware corporation, and BLOOD CELLS, INC., a Delaware corporation, all of which having a principal place of business at 105 Lincoln Avenue, Buena, New Jersey 08310.

      WHEREAS, pursuant to the (i) Note and Equity Purchase Agreement, dated October 29, 1999, between the IGI, Inc., IGEN, Inc., Immunogenetics, Inc. and Blood Cells, Inc. (collectively referred to as "the Borrowers") and the Lender, as amended and in effect from time to time ("the Purchase Agreement"), and (ii) the Pledge and Security Agreement, dated October 29, 1999, between the Lender and the Borrowers, as amended and in effect from time to time ("the Pledge Agreement), each for the purpose of securing certain obligations of the Company to the Lender;

      WHEREAS, pursuant to the Purchase Agreement and the Pledge Agreement, the Borrowers granted to the Lender a security interest in and lien on the shares, securities, equity and any other ownership interest of any kind owned by each of the respective Borrowers in the entities set forth on Exhibit A attached hereto (collectively referred to in the Pledge Agreement and hereinafter as "the Collateral");

      WHEREAS, the Lender has agreed to terminate the Pledge Agreement and release any and all of the security interests, rights, title and/ or other interests created, arising from, granted and/or otherwise conveyed to the Lender by, from or under the Pledge Agreement in or to the Collateral;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers agree as follows:

      1. Release and Termination. The Lender hereby terminates the Pledge Agreement and releases to the Borrowers without recourse any and all of its liens, security interests, rights and/or title in or to the Collateral created, arising from, granted and/or otherwise conveyed to the Lender by, from or under the Pledge Agreement.

      2. Counterparts. This Release may be executed in any number of counterparts which shall together constitute one and the same agreement.

      IN WITNESS WHEREOF, the Lender has executed the Termination and Release, to take effect as of the date first set forth above.

                                       AMERICAN CAPITAL STRATEGIES, LTD.

                                       By: /s/ Ira J. Wagner
                                           -------------------------------
                                       Name: IRA J. WAGNER
                                             ------------------------------
                                       Title: EVP & COO
                                             ------------------------------


                        CERTIFICATE OF ACKNOWLEDGMENT

STATE OF MARYLAND                      )
                                       )ss.
COUNTY OF Prince Georges               )
          --------------


      Before me, the undersigned, a Notary Public in and for the county aforesaid, on the 31 day of May, 2002, personally appeared Ira Wagner to me known personally, and who, being by me duly sworn, deposes and says that he is a COO of AMERICAN CAPITAL STRATEGIES, LTD., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said officer acknowledged said instrument to be the free act and deed of said corporation.


                                       /s/ Samantha L. Blizzard
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires:


                                                Samantha L. Blizzard
                                              My Commission Expires On
                                                  December 1, 2002

                                  EXHIBIT A


                               Number of Shares
Name of Company                  Owned by IGI           Type of Stock
---------------                ----------------         -------------

IMX Corporation                            271,714         Common
Igen, Inc.                                     100         Common
Microburst Energy, Inc.                      2,850         Common
Indovax                     20% of the outstanding         Common
                            shares of Common Stock


                               Number of Shares
Name of Company                  Owned by Igen          Type of Stock
---------------                ----------------         -------------

ImmunoGenetics, Inc.                           100         Common
Blood Cells, Inc.                          100,000         Common
Marketing Aspects, Inc.                          0*
Vista International Sales Co.                    0*
Flavorsome, Ltd.                                 0*


                               Number of Shares
Name of Company             Owned by ImmunoGenetics     Type of Stock
---------------             -----------------------     -------------

IGI do Brasil                                   99         Common

* IGEN, Inc. organized Marketing Aspects, Inc., Vista International Sales Co., and Flavorsome, Ltd., but never issued any stock and such subsidiaries are not operating and have no material assets.